                                                                      EX-99.q.2.

                                 ABERDEEN FUNDS
                          (a Delaware statutory trust)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or  officers of ABERDEEN FUNDS (the "Trust"),  a Delaware  statutory  trust, hereby  constitutes  and appoints  William  Baltrus,  Vincent  Esposito,  Joseph
Malone,  Jennifer Nichols, Lucia Sitar, and Shahreza Yusof and each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-1A under the Securities Act of 1933, as amended,  and the Investment Company Act of
1940, as amended, of Aberdeen Funds and any and all amendments  thereto,  and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the U.S. Securities and Exchange  Commission,  and each of them shall have full power and  authority to do and perform in the name and on behalf of the  undersigned  in any and all  capacities,  all and  every  act and  thing requisite or  necessary to be done,  as fully and to all intents and purposes as he or she might or could do in person,  hereby  ratifying  and  confirming  that which said  attorneys,  or any of them,  may  lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 12th day of December 2007.

                                    /s/ William Baltrus
                                    William Baltrus, Vice President

                                    /s/ Vincent Esposito
                                    Vincent Esposito, President

                                    /s/ Joseph Malone
                                    Joseph Malone, Treasurer

                                    /s/ Jennifer Nichols
                                    Jennifer Nichols, Vice President

                                    /s/ Lucia Sitar
                                    Lucia Sitar, Secretary

                                    ______________________________
                                    Shahreza Yusof, Vice President